Participation In The U.S. Treasury Capital Purchase Program	12 Months Ended
Dec. 31, 2012
Participation In The U.S. Treasury Capital Purchase Program [Abstract]
Participation In U S Treasury Capital Purchase Program
Participation in the U.S. Treasury Capital Purchase Program
On December 23, 2008, Park issued $100 million of Fixed-Rate Cumulative Perpetual Preferred Shares, Series A, with a liquidation preference of $1,000 per share (the “Series A Preferred Shares”). The Series A Preferred Shares constituted Tier 1 capital and ranked senior to Park’s common shares. The Series A Preferred Shares were to pay cumulative dividends at a rate of 5% per annum through February 14, 2014 and reset to a rate of 9% per annum thereafter. For the period ended December 31, 2012, Park recognized a charge to retained earnings of $3.4 million representing the preferred share dividend and accretion of the discount on the preferred shares, associated with Park’s participation in the CPP.

As part of its participation in the CPP, Park also issued a warrant to the U.S. Treasury to purchase 227,376 common shares (the “Warrant”), which was equal to 15% of the aggregate amount of the Series A Preferred Shares purchased by the U.S. Treasury, having an exercise price of $65.97. The initial exercise price for the Warrant and the market price for determining the number of common shares subject to the Warrant were determined by reference to the market price of the common shares on the date the Company’s application for participation in the CPP was approved by the U.S. Department of the Treasury (calculated on a 20-day trailing average). The Warrant had a term of 10 years.

As a participant in the CPP, the Company was required to adopt certain standards for compensation and corporate governance, established under the American Recovery and Reinvestment Act of 2009 (the “ARRA”), which amended and replaced the executive compensation provisions of the Emergency Economic Stabilization Act of 2008 (“EESA”) in their entirety, and the Interim Final Rule promulgated by the Secretary of the U.S. Treasury under 31 C.F.R. Part 30. In addition, Park’s ability to declare or pay dividends on or repurchase its common shares was partially restricted until December 23, 2011 as a result of its participation in the CPP.

On April 25, 2012, Park entered into a Letter Agreement with the U.S. Treasury pursuant to which Park repurchased the 100,000 Series A Preferred Shares for a purchase price of $100 million plus a pro rata accrued and unpaid dividend. Total consideration of $101.0 million included accrued and unpaid dividends of $1.0 million. In addition to the accrued and unpaid dividends of $1.0 million, the charge to retained earnings, resulting from the repurchase of the Series A Preferred Shares, was $1.6 million on April 25, 2012.

On May 2, 2012, Park entered into a Letter Agreement pursuant to which Park repurchased from the U.S. Treasury the Warrant to purchase 227,376 Park common shares in full for consideration of $2.8 million, or $12.50 per Park common share.